SUB-ITEM 77Q1 A copy of the Certification of Amendment to the Declaration of Trust, Establishment and Designation of Series and Establishment and Designation of Classes dated May 13, 1999 is contained in the Trust's Registration Statement on Form N1A on behalf of the Funds, File Nos. 33-1657 and 811-4492, as filed with the SEC via EDGAR on May 14, 1999. This document is to be incorporated herein by reference.